Exhibit 99.1

COMPARATIVE BALANCE SHEETS

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE
ASSETS	06/19/03	08/31/03
CURRENT ASSETS
Cash	320,435	247,723
Restricted cash		2,900,000
Other negotiable instruments	5,004	5,004
Accounts Receivable (OPR-3)	1,915,718	1,669,456
Less: Allowance for doubtful accounts (OPR-3)	(390,569)	(390,569)
Unbilled accounts receivable	226,495
Prepaid expenses and deposits	668,345	196,436

TOTAL CURRENT ASSETS	2,745,428	4,628,050

PROPERTY, PLANT, AND EQUIPMENT, AT COST	4,855,250	376,574
Less: Accumulated Depreciation	(4,186,869)	(318,864)

NET PROPERTY, PLANT, AND EQUIPMENT	668,381	57,710

OTHER ASSETS
Intercompany receivables	46,490,730	46,511,933
Misc	1,089

TOTAL ASSETS	49,905,628	51,197,693

COMPARATIVE BALANCE SHEETS

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE
LIABILITIES	06/19/03	08/31/03
POST PETITION LIABILITIES	0	142,852
PRE-PETITION LIABILITIES
Priority Debt	2,000,000	2,000,000
Unearned interest on priority debt	(578,664)	(553,550)

Net present value of priority debt	1,421,336	1,446,450
Capital lease obligations	295,395	295,395
Trade Payables	1,184,581	1,253,757
Accrued expenses	5,421,058	4,353,558
Deferred revenue	3,975,708	1,952,219
Other liabilities	30,694	26,602

TOTAL LIABILITIES	12,328,772	9,470,833

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock	476,919	476,919
Paid-In Capital	3,742,307,224	3,741,943,330
Deferred compensation	(486,753)	(35,342)
Retained Earnings
Through Filing Date (as of 6/19/03)	(3,705,114,155)	(3,705,114,155)
Post Filing Date	0	4,062,488
Cumulative translation adjustment	393,621	393,620

TOTAL SHAREHOLDER’S EQUITY	37,576,856	41,726,860

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	49,905,628	51,197,693

Accounts Receivable Detail

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE
Date: 06/19/03
Gross Accounts Receivable	1,915,718	577,016	206,683	257,590	874,429
Allowance for Doubtful Accounts	(390,569)	(35,556)	(16,497)	(20,607)	(317,909)

Net	1,525,149	541,460	190,186	236,983	556,520

Date: 08/31/03
Gross Accounts Receivable	1,669,456	5,983	564,640 #	260,316	729,474
Allowance for Doubtful Accounts	(390,569)	0	(36,094)	(23,807)	(330,668)

Net	1,278,887	5,983	528,546	236,509	398,806

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	FILING DATE 06/19/03	08/31/03
TAXES PAYABLE
Sales & Use Taxes		(3,157)

TOTAL TAXES PAYABLE	0	(3,157)

POSTPETITION UNSECURED DEBT
Accrued Payroll		1,978
Trade Payables		144,031

TOTAL UNSECURED POSTPETITION	0	146,009

Totals	0	142,852

INCOME STATEMENT

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	Filing Date	Period	Period	Cumulative
	06/19/03	07/01/03	08/05/03	Post
	to 6/30/00	08/04/03	08/31/03	Petition

NET REVENUE (INCOME)	356,618	414,235	38,527	809,380
COST OF GOODS SOLD	43,890	299,570	(152,959)	190,501

GROSS PROFIT	312,728	114,665	191,486	618,879

Research and Development	54,884	103,502	(9,315)	149,071
Selling and Marketing	69,786	24,468	(18,040)	76,214
General and Administrative	83,620	(82,408)	338,073	339,285
Stock Compensation	48,836	34,747	3,935	87,518
Restructuring costs	0	(41,804)	0	(41,804)

TOTAL OPERATING EXPENSES	257,126	38,505	314,653	610,284

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	55,602	76,160	(123,167)	8,595

Other income (loss)	(1,121)	4,206,266	(162,754)	4,042,391
Interest income	31	151,993	893	152,917
Interest expense	0	(132,154)	(12,612)	(144,766)
Gain (loss) from discontinued operations	111	1,214	2,026	3,351

NET INCOME (LOSS)	54,623	4,303,479	(295,614)	4,062,488

STATEMENT OF SOURCES AND USES OF CASH

Debtor: Engage, Inc.

Case Number: 03-43655-JBR

	MONTH 6/30/2003	MONTH 8/4/2003	MONTH 8/31/2003	Cumulative Post Petition
SOURCES OF CASH
Income (Loss) From Operations	54,623	4,303,479	(295,614)	4,062,488
Add: Depreciation	23,438	2,481	2,481	28,400
Add: Stock Compensation	48,834	34,750	3,935	87,519
Add: Loss on disposal of fixed assets	—	582,271	—	582,271
Add: Amortization of discount on long-term debt	—	12,502	12,612	25,114
CASH GENERATED FROM OPERATIONS
Add: Decrease in Assets
Accounts Receivable and Unbilled Accounts Receivable	94,374	222,905	155,478	472,757
Prepaid Expenses and Deposits	38,486	222,822	210,601	471,909
Other Assets	—	1,089	—	1,089
Increase in Liabilities
Pre-Petition Liabilities	—	76,331	—	76,331
Post-Petition Liabilities	32,401	41,842	34,120	108,363

TOTAL SOURCES OF CASH (A)	292,156	5,500,472	123,613	5,916,241
USES OF CASH
Increase in Assets
Intercompany Receivables	—	(21,203)	—	(21,203)
Restricted Cash	—	(2,900,000)	—	(2,900,000)
Decrease in Liabilities
Pre-Petition Liabilities	(338,382)	(2,447,916)	—	(2,786,298)
Post-Petition Liabilities	—	—	(281,452)	(281,452)

TOTAL USES OF CASH (B)	(338,382)	(5,369,119)	(281,452)	(5,988,953)
NET SOURCE (USE) OF CASH (A-B=NET)	(46,226)	131,353	(157,839)	(72,712)
CASH—BEGINNING BALANCE (See OPR-1)	320,435	274,209	405,562	320,435

CASH—ENDING BALANCE (See OPR-1)	274,209	405,562	247,723	247,723

COMPARATIVE BALANCE SHEETS

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
Accounts Receivable (OPR-3)	718,616	718,616
Less: Allowance for doubtful accounts (OPR-3)	(718,616)	(718,616)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables	29,386,643	29,386,643
Misc

TOTAL ASSETS	29,386,643	29,386,643

COMPARATIVE BALANCE SHEETS

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	351,974	351,974
Deferred revenue
Other liabilities

TOTAL LIABILITIES	351,974	351,974

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	88,096,563	88,096,563
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(59,061,894)	(59,061,894)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	29,034,669	29,034,669

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	29,386,643	29,386,643

Accounts Receivable Detail

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	718,616				718,616
Allowance for Doubtful Accounts	(718,616)				(718,616)

Net

Date: 08/31/03
Gross Accounts Receivable	718,616				718,616
Allowance for Doubtful Accounts	(718,616)				(718,616)

Net

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Adsmart Corp.

Case Number: 03-43657 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
ASSETS

CURRENT ASSETS

Accounts Receivable (OPR-3)	967,342	964,647
Less: Allowance for doubtful accounts (OPR-3)	(640,585)	(637,890)

TOTAL CURRENT ASSETS	326,757	326,757

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc	47,787	47,787

TOTAL ASSETS	374,544	374,544

COMPARATIVE BALANCE SHEETS

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Accrued expenses	17,373	17,373
Deferred revenue	326,757	326,757
Intercompany payables	21,308,129	21,308,129
Other liabilities	40,994	40,994

TOTAL LIABILITIES	21,693,253	21,693,253

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	168,035,744	168,035,744
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(189,356,478)	(189,356,478)
Post Filing Date
Cumulative translation adjustment	2,025	2,025

TOTAL SHAREHOLDER’S EQUITY	(21,318,709)	(21,318,709)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	374,544	374,544

Accounts Receivable Detail

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	967,342				967,342
Allowance for Doubtful Accounts	(640,585)				(640,585)

Net	326,757				326,757

Date: 08/31/03
Gross Accounts Receivable	964,647				964,647
Allowance for Doubtful Accounts	(637,890)				(637,890)

Net	326,757				326,757

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Adknowledge, Inc.

Case Number: 03-43661, (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
Accounts Receivable (OPR-3)	206,589	206,589
Less: Allowance for doubtful accounts (OPR-3)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS	206,589	206,589

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables	7,795,042	7,795,042
Misc

TOTAL ASSETS	8,001,631	8,001,631

COMPARATIVE BALANCE SHEETS

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)	930,273	930,273
Accrued expenses	545,988	545,988
Deferred revenue	206,589	206,589
Other liabilities

TOTAL LIABILITIES	1,682,850	1,682,850

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	896,997,923	896,997,923
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(890,679,142)	(890,679,142)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	6,318,781	6,318,781

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	8,001,631	8,001,631

Accounts Receivable Detail

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	206,589				206,589
Allowance for Doubtful Accounts	0

Net	206,589				206,589

Date: 08/31/03
Gross Accounts Receivable	206,589				206,589
Allowance for Doubtful Accounts	0

Net	206,589				206,589

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Flycast Communications Corp.

Case Number: 03-43659 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
ASSETS

CURRENT ASSETS

Cash	20,000	20,000
Other negotiable instruments
Accounts Receivable (OPR-3)	34,508	34,508
Less: Allowance for doubtful accounts (OPR-3)	(34,508)	(34,508)
Unbilled accounts receivable
Prepaid expenses and deposits
Other

TOTAL CURRENT ASSETS	20,000	20,000

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc

TOTAL ASSETS	20,000	20,000

COMPARATIVE BALANCE SHEETS

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt
Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	10,383	10,383
Deferred revenue
Intercompany payables	27,313,955	27,313,955
Other liabilities

TOTAL LIABILITIES	27,324,338	27,324,338

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	32,997,877	32,997,877
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(60,302,215)	(60,302,215)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	(27,304,338)	(27,304,338)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	20,000	20,000

Accounts Receivable Detail

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	34,508				34,508
Allowance for Doubtful Accounts	(34,508)				(34,508)

Net	0				0

Date: 08/31/03
Gross Accounts Receivable	34,183				34,183
Allowance for Doubtful Accounts	(34,183)				(34,183)

Net	0				0

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Internet Profiles Corp.

Case Number: 03-43662 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 to 6/30/03	Period 06/30/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0

COMPARATIVE BALANCE SHEETS

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments
Accounts Receivable (OPR-3)
Less: Allowance for doubtful accounts (OPR-3)
Unbilled accounts receivable
Prepaid expenses and deposits	93,655	93,655
Other

TOTAL CURRENT ASSETS	93,655	93,655

PROPERTY, PLANT, AND EQUIPMENT, AT COST

Less: Accumulated Depreciation

NET PROPERTY, PLANT, AND EQUIPMENT

OTHER ASSETS
Goodwill & Loan Fees
Less: Accumulated Amortization
Intercompany receivables
Misc

TOTAL ASSETS	93,655	93,655

COMPARATIVE BALANCE SHEETS

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
LIABILITIES

POST PETITION LIABILITIES

PRE-PETITION LIABILITIES

Priority Debt
Unearned interest on priority debt

Net present value of priority debt
Capital lease obligations
Trade Payables (as of 6/19/03)
Accrued expenses	3,866	3,866
Deferred revenue
Intercompany payables	3,759,348	3,759,348
Other liabilities

TOTAL LIABILITIES	3,763,214	3,763,214

SHAREHOLDER’S EQUITY (DEFICIT)
Common Stock
Paid-In Capital	226,269,962	226,269,962
Deferred compensation
Retained Earnings
Through Filing Date (as of 6/19/03)	(229,939,521)	(229,939,521)
Post Filing Date
Cumulative translation adjustment

TOTAL SHAREHOLDER’S EQUITY	(3,669,559)	(3,669,559)

TOTAL LIABILITIES AND SHAREHOLDER’S EQUITY	93,655	93,655

Accounts Receivable Detail

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	Total	0-30 Days	31-60 Days	61-90 Days	Over 90 Days
ACCOUNTS RECEIVABLE

Date: 06/19/03
Gross Accounts Receivable	0
Allowance for Doubtful Accounts	0

Net

Date: 08/31/03
Gross Accounts Receivable	0
Allowance for Doubtful Accounts	0

Net

SCHEDULE OF POST PETITION LIABILITIES

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	FILING DATE 06/19/03	08/31/03
TAXES PAYABLE
Sales & Use Taxes

TOTAL TAXES PAYABLE	0	0

POSTPETITION UNSECURED DEBT
Accrued Payroll
Trade Payables

TOTAL UNSECURED POSTPETITION	0	0

Totals	0	0

INCOME STATEMENT

Debtor: Mediabridge Technologies, Inc.

Case Number: 03-43656 (Jointly Administered under 03-43655-JBR)

	Filing Date 06/19/03 06/30/03	Period 07/01/03 to 9/30/03
NET REVENUE (INCOME)

COST OF GOODS SOLD

GROSS PROFIT	0	0

Selling and Marketing
General and Administrative
Other:

TOTAL OPERATING EXPENSES	0	0

INCOME BEFORE INTEREST, DEPRECIATION, TAXES, OR EXTRAORDINARY EXPENSES	0	0

INTEREST EXPENSE
DEPRECIATION
AMORTIZATION
INCOME TAX EXPENSE (BENEFIT)
EXTRAORDINARY INCOME (EXPENSE)

NET INCOME (LOSS)	0	0